Exhibit 99.1

FOR IMMEDIATE RELEASE

Roadrunner Transportation Systems Announces

Interim Credit-Facility Amendment

Cudahy, Wis.—March 6, 2017 – Roadrunner Transportation Systems, Inc. (“Roadrunner”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that it has reached agreement with its lender group on an interim credit-facility amendment, which supports the Company by providing additional working capital loans and a forbearance provision, while working toward a previously-announced long-term loan amendment.

“We are very pleased with the progress we are making with our lender group,” said Curt Stoelting, President and Chief Operating Officer of Roadrunner. “The short-term amendment helps us to remain focused on serving our customers and clients and increasing our business as seasonal working capital needs begin to increase.”

“The interim agreement provides us with liquidity to support higher levels of business activity which typically begin this month,” Stoelting added. “We view this agreement as a logical step in completing a long-term loan amendment, which we currently anticipate completing by the end of March.”

About Roadrunner Transportation Systems, Inc.

Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Truckload Plus, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the working capital and liquidity needs of Roadrunner; the levels of business activity of Roadrunner; and the timing and ability to complete a long-term loan amendment. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,”

“continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on our current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the level of customer demand for Roadrunner’s services; the continued compliance by Roadrunner with the credit facility, including the amendment; the agreement of the lender group to complete a long-term loan amendment; and the volatility of Roadrunner’s stock price. In addition, please refer to the risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Contact

Roadrunner Transportation Systems, Inc.

Peter Armbruster

Chief Financial Officer

414-615-1648

Reputation Partners

Marilyn Vollrath

414-376-8834

ir@rrts.com

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